UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2015

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (417) 625-5100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2015, William L. Gipson provided notice of his decision to retire from the Board of Directors of The Empire District Electric Company (the “Company”), effective June 30, 2015.  Mr. Gipson’s decision to retire from the Board was not the result of any disagreement with the Company.

Filed herewith as Exhibit 99.1 is a copy of the press release announcing Mr. Gipson’s retirement, which is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(a)  Financial Statements of businesses acquired:

None

(b)  Pro forma financial information:

None

(c)  Shell company transactions:

None

(d)  Exhibits:

99.1               Press Release of THE EMPIRE DISTRICT ELECTRIC COMPANY dated May 22, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By:	/s/ Laurie A. Delano
		Name:	Laurie A. Delano
		Title:	Vice President - Finance & Chief
Financial Officer

Dated: May 22, 2015